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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 16, 2001


                             SCHOOL SPECIALTY, INC.
                             ----------------------
             (Exact name of registrant as specified in its Charter)


   Wisconsin                       000-24385                     39-0971239
                                  -----------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                   W6316 Design Drive
                  Greenville, Wisconsin                         54942
        ----------------------------------------              ----------
        (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (920) 734-5712
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     Item 5.  Other Events.
              ------------

     On July 16, 2001, the Company issued a press release regarding its proposed offering of convertible subordinated notes. The press release is filed as
Exhibit 99 hereto.

     Item 7.  Financial Statements and Exhibits.
              ---------------------------------

     (c)  Exhibits

          Exhibit No.         Description
          -----------         -----------
          99                  Press release dated July 16, 2001

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 SCHOOL SPECIALTY, INC.
                                 (Registrant)


            July 16, 2001        /s/ Daniel P. Spalding
            -------------        ----------------------------------------------
            Date                 Daniel P. Spalding
                                 Chairman of the Board, Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX

           Exhibit No.                              Description
           -----------                              -----------
               99                         Press release dated July 16, 2001



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